UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.        )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[ X ] Preliminary Proxy Statement
[     ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[     ] Definitive Proxy Statement
[     ] Definitive Additional Materials
[     ] Soliciting Material under Rule 14a-12

Leeward Investment Trust

___________________________

(Name of the Registrant as Specified In Its Charter)

___________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]		No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule, or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

Ultra Short Prime Fund
A series of the Leeward Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

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NOTICE OF MEETING
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August [     ], 2017

The Leeward Investment Trust (the "Trust"), on behalf of the Ultra Short Prime Fund (the "Fund"), a series of the Trust, will hold a Special Meeting of Shareholders of the Fund on August [     ], 2017 at 3:00 p.m. Eastern Time (the "Special Meeting"). The Special Meeting will take place at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804 for the following purposes:
1.	To approve an Investment Advisory Agreement for the Fund with Western Asset Management Company ("Western"), the Fund's proposed investment advisor; and

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on August [     ], 2017 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Returning your proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.
Leeward Investment Trust

/s/ Matthew J. Beck

Matthew J. Beck
Secretary

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by facsimile and electronic mail. See "Voting Procedures" in the Proxy Statement for additional information.

Ultra Short Prime Fund
A series of the Leeward Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

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PROXY STATEMENT
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August [     ], 2017

The Leeward Investment Trust (the "Trust"), a Delaware statutory trust, on behalf of the Ultra Short Prime Fund (the "Fund"), a series of the Trust, will hold a Special Meeting of Shareholders on August [     ], 2017 at 3:00 p.m. Eastern Time (the "Special Meeting") for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Trust's principal office, which is located at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Trust's telephone number is (800) 773-3863.
Shareholders of record of the Fund at the close of business on August [     ], 2017 (the "Record Date") are entitled to vote at the Special Meeting. This Proxy Statement is provided in connection with the solicitation of proxies by the Trust's Board of Trustees and is first being sent to shareholders on or about the date noted above. Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting (including adjournments). Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of approving a proposed Investment Advisory Agreement for the Fund, as summarized below in the Proposal. Unsigned proxies will not be counted as present at the Special Meeting.
A return envelope, which does not require further postage if mailed within the United States, has been included with the proxy for your convenience. Proxies submitted by mail should be sent via the return envelope. Proxies may also be submitted by phone to 1-800-690-6903 or by email to shareholders@ncfunds.com.
This Proxy Statement is being furnished by the Fund to its shareholders in connection with its upcoming Special Meeting. The Board of Trustees is soliciting the proxies of the Fund's shareholders as of the Record Date with respect to each proposal indicated in the table below.
Fund	Proposals
Ultra Short Prime Fund	To approve an Investment Advisory Agreement for the Fund with Western Asset Management Company, the Fund's proposed investment adviser.

Ultra Short Prime Fund
A series of the Leeward Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

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OTHER INFORMATION
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August [     ], 2017

Voting Securities
The Ultra Short Prime Fund (the "Fund") is a series of the Leeward Investment Trust (the "Trust"), an open-end registered investment company that has the authority to issue an unlimited number of shares. As of August [     ], 2017 (the "Record Date"), there were [     ] shares of the Fund outstanding and entitled to vote at the Special Meeting of Shareholders on August [     ], 2017 (the "Special Meeting").  Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.
Principal Holders of Voting Securities
To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund's Trustees and officers did not own shares of the Fund.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
[ ]	[ ] Shares	[ ]%

Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Voting Procedures
Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by phone to 1-800-690-6903 or by email to shareholders@ncfunds.com.
The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a "quorum") must be present (in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be for a period exceeding 120 days after the Record Date. Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.
The person named as proxy will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposal to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.  By voting for the Proposal, a shareholder is giving the person named as proxy the discretion to vote in favor of any required adjournment of the Meeting to obtain a quorum.

A quorum being present, a vote of the holders of (i) at least 67% of the shares entitled to vote at the Special Meeting with respect to the Fund or (ii) more than 50% of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) 1940 Act, is required for approval of the proposal.
The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.
Shareholder Proposals
The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the U.S. Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund's proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.
A shareholder proposal intended to be presented at any future meetings of the Fund's shareholders should be sent to Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Fund does not hold annual meetings of shareholders.
Revocation of Proxy
A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, phone, or email. In addition, a shareholder may revoke a proxy by delivering a written notice to Kellie Masters of Nottingham Shareholder Services, LLC, either at the Special Meeting or, prior to the meeting date, by (i) mail to the offices of Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365; (ii) phone to 1-800-690-6903; or (iii) electronic mail to shareholders@ncfunds.com.
Proxy Solicitation; Expenses
The Fund's Board of Trustees is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and QCI without additional compensation or, if necessary, a commercial firm retained for this purpose. The Fund will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials for the Fund. The Fund estimates that it will spend less than $25 in total costs for soliciting shareholder proxies, all of which will be for printing and postage to the Fund's several shareholders.
The Fund's Investment Adviser, Principal Underwriter, and Administrator
The current investment adviser for the Fund is Chandler Asset Management Inc., with an address at 40A Grove Street, Pittsford, New York 14534.

The Fund's principal underwriter is Capital Investment Group, Inc. with an address at 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina, 27609.

The Fund's administrator is The Nottingham Company with an address at 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Annual Report
The Fund's Annual Report for the fiscal period ended December 31, 2016, including audited financial statements, was mailed to shareholders of record on or about February 28, 2017. The Fund will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the Fund by writing Kellie Masters at Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling the Fund toll-free at 1-800-773-3863.

Householding
As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the reports and proxy statements the Fund send. If you would like to receive an additional copy, please contact the Fund by writing Kellie Masters at Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling the Fund toll-free at 1-800-773-3863.  The Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.
Other Business
Fund management knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.
Please complete the enclosed proxy and return it promptly. You may revoke your proxy at any time prior to the Special Meeting by following the revocation procedures detailed above.
August [     ], 2017

By Order of the Board of Trustees

/s/

Theo H. Pitt
Chairman

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on August [ ], 2017: The proxy statement is available at www. [ ].com.

Ultra Short Prime Fund
A series of the Leeward Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

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PROPOSAL
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August [     ], 2017

Proposal to Approve an Investment Advisory
Agreement between the Fund and Western

The Board of Trustees is proposing the approval of an Investment Advisory Agreement between the Ultra Short Prime Fund (the "Fund") and Western Asset Management Company ("Western").  The Fund commenced operations on November 16, 2016, 2017.
The Current Investment Advisory Agreement
The current Investment Advisory Agreement ("Current Agreement") between the Fund and Chandler Asset Management Inc. ("Chandler") was approved by the Board of Trustees at an organizational meeting held on August 18, 2016, and subsequently approved by the Fund's initial shareholder.
Under the terms of the Current Agreement, Chandler is entitled to a monthly fee from the Fund equal to 0.09% of the current annualized rate of the Fund's average daily net assets on the first $500 million in assets, and 0.08% of the so calculated daily net assets on all assets over $500 million, which is the same management fee being proposed by Western.  No management fee increase is being proposed.
As of July 31, 2017, no advisory fees have been paid to Chandler during the current fiscal period or during the prior fiscal year. All advisory fees due to Chandler during these periods was waived under an Expense Limitation Agreement with the Fund, designed to limit the Fund's expenses.
The Proposed Investment Advisory Agreement
In July of 2017, Chandler expressed that it no longer believed that it was in a position to continue marketing the Fund, and that it intended to resign as investment advisor to the Fund, pending the nomination of a new investment adviser. Thereafter, Western expressed interest in being named the Fund's investment advisor, and assuming Chandler's role in managing the portfolio and marketing the Fund.
The Board is proposing that shareholders approve Western to replace Chandler in providing services to the Fund. When evaluating the reasonableness of the proposed Investment Advisory Agreement with Western (the "Proposed Agreement"), the Board of Trustees considered multiple factors related to the reasonableness of the Proposed Agreement, as further described below, including the nature of the services provided by Western, as well as the costs of such services and the profits to be realized by Western in providing such services. If the Proposed Agreement is approved, Western will pursue the investment strategies of the Fund by employing the methodologies described in the Fund's Prospectus.
If approved by shareholders, the Proposed Agreement will take effect as soon as practicable following approval.
No changes are being proposed to the Fund's shareholder fees and pro forma annual operating expenses under the Proposed Agreement. Under the terms of the Proposed Agreement, Western will be entitled to a monthly fee from the Fund equal to 0.09% of the current annualized rate of the Fund's average daily net assets on the first $500 million in assets, and 0.08% of the so calculated daily net assets on all assets over $500 million. Western also plans to enter into an Expense Limitation Agreement with the Fund identical to the one currently in place with Chandler, with the goal of keeping the Fund's operating expenses at the current limit.

Other Material Terms of the Proposed Investment Advisory Agreement

The Proposed Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Proposed Agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Western. The Proposed Agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940 (the "1940 Act").
Like the Current Agreement, the Proposed Agreement, if approved by shareholders as proposed, will continue to provide that Western is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Western in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The Proposed Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the Proposed Agreement. The description of the agreement in this Proxy Statement is only a summary. If the Proposed Agreement with Western is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.
About Western
Western is an investment advisory firm registered with the U.S. Securities and Exchange Commission (the "SEC"). They seek to provide portfolio management to the Fund.
Western is a corporation formed under the laws of the State of California. Western is owned by Legg Mason, Inc., its Sole Shareholder. The names, addresses, titles, and principal occupations of the officers of Western are set forth below:
Name and Address	Title	Principal Occupation
James Hirschmann 385 E. Colorado Blvd. Pasadena, CA 91101	Director, Chief Executive Officer, and President	CEO, Western
Bruce Alberts 385 E. Colorado Blvd. Pasadena, CA 91101	Chief Financial Officer	CFO, Western
Kevin Ehrlich 385 E. Colorado Blvd. Pasadena, CA 91101	Chief Compliance Officer	CCO, Western
Charles Ruys De Perez 385 E. Colorado Blvd. Pasadena, CA 91101	General Counsel and Secretary	General Counsel, Western
Jennifer Williams Murphy 385 E. Colorado Blvd. Pasadena, CA 91101	Director and Chief Operating Officer	COO, Western
Marzo Bernardi 385 E. Colorado Blvd. Pasadena, CA 91101	Director of Client Service and Marketing	Director, Western
Dennis Macnamara 385 E. Colorado Blvd. Pasadena, CA 91101	Director of Portfolio Operations	Director, Western

No officer or Trustee of the Fund has any interest in Western or its affiliates or serves in any capacity at Western.

Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on August 8, 2017, the Board of Trustees, including the Independent Trustees (each of whom is not an "interested person," as defined under the 1940 Act) considered whether to approve the Proposed Agreement for the Fund. In considering whether to approve the Proposed Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services to be provided by Western; (2) the investment performance of the Fund and Western; (3) the costs of the services to be provided and profits to be realized by Western and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) Western's practices regarding brokerage and portfolio transactions; and (6) Western's practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the Current Agreement and the Proposed Agreement; a memorandum from Western to the Trustees explaining the rationale for the Proposed Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustees in reviewing the Proposed Agreement. The memorandum from Western to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of Western's compliance program included a review of a summary of Western's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.
The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Proposed Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Agreement for the Fund.
(1)
The nature, extent, and quality of the services provided by Western. In considering the nature, extent, and quality of the services provided by Western, the Trustees considered the responsibilities of Chandler under the Current Agreement, as well as the nature, extent, and quality of the services offered by Western to the Fund under the Proposed Agreement. In that regard, the Trustees reviewed the services to be provided by Western to the Fund, including, without limitation, the quality of its investment advisory services.  The Board noted the backgrounds of the investment personnel of Western who would be responsible for the day-to-day management of the Fund. The Board considered the support and assistance provided by the management parent of Western. The Board also considered Western's proposed efforts to promote the Fund, grow the assets of the Fund, and otherwise assist in the distribution of the Fund's shares out of its own resources.  The information reviewed by the Board included the services to be provided by Western (including the relevant personnel responsible for these services and their experience) and compared the quality of services provided by Western to the quality of services provided by its peers to comparable funds.  After comparing the quality of services to its peers, the Board determined that the quality of services provided by Western was satisfactory.

After reviewing the foregoing information and further information in the memorandum from Western (e.g., descriptions of Western's business, Western's compliance programs, and Western's registration documents on file with the SEC), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Western would be satisfactory and adequate for the Fund.
(2)
The investment performance of the Fund and Advisor. In this regard, the Trustees discussed Western's experience managing investments and reviewed the performance of similar funds managed by Western.  The Trustees also reviewed the performance of other accounts with similar investment strategies of the Fund.  After reviewing the prior performance of Western, Western's experience, and other factors, the Board concluded that the investment performance of Western was satisfactory.

(3)
The costs of the services to be provided and profits to be realized by Western and its affiliates from the relationship with the Fund. In considering the costs of the services to be provided and profits to be realized by Western and its affiliates from the relationship with the Fund, including any indirect benefits derived by Western from the relationship with the Fund, the Trustees first noted that management fee for the Fund under the Agreement would not be increased.

In considering the profitability of Western in providing the services contemplated under the Proposed Agreement, the Board of Trustees considered the nature of the services to be provided by Western. In particular, the Trustees noted that, as presented at the Board Meeting, Western would be responsible for pursuing the Fund's investment strategies by using the methodologies described in the Fund's prospectus.  The Board also reviewed the profitability information provided by Western and determined that the profits it received were not excessive.
The Trustees reviewed and discussed the financial stability and profitability of Western. The Board considered that Western provided historic and pro forma financial statements and other information bearing on financial viability, potential profitability, and other financial considerations.  The Board also considered whether Western would be well capitalized going forward based on the commitments of its owners.  The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale under current circumstances. The Board also considered any indirect benefits expected to be realized by Western and its affiliates from its relationship with the Fund, such as greater awareness of Western in the marketplace due to its relationship with the Fund.
The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategies, and their style of investment management, among other factors. It was noted that the proposed management fee was a monthly fee from the Fund equal to 0.09% of the current annualized rate of the Fund's average daily net assets on the first $500 million in assets, and 0.08% of the so calculated daily net assets on all assets over $500 million, and that this was comparable to those of the Lipper peer group average. It was also noted that the expense ratio would remain the same, as Western was proposing to assume Chandler's expense limitation agreement at the same rate. The Trustees pointed out that the Fund was smaller than the industry average and most of the comparable funds that had been identified.
Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to Western by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Western and that they reflected charges that were within a range of what could have been negotiated at arm's length.
(4)
The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the Fund's fee arrangement with Western in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would fall when the Fund reached $500 million in assets and, therefore, reflected some economies of scale. The Trustees noted that, given the Fund's asset levels, economies of scale beyond this first tier were unlikely to be achievable in the near future. It was pointed out that further breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that Western was proposing to be contractually bound to limit the Fund's expenses through an Expense Limitation Agreement.  The Trustees noted the one-year term of the Expense Limitation Agreement but also noted that Western intended to renew the Expense Limitation Agreement in the future. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.

Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by Western.
(5)
Western's practices regarding brokerage and portfolio transactions. In considering Western's practices regarding brokerage and portfolio transactions, the Trustees considered Western's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with Western; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  It was noted that no commissions were paid to any broker affiliated with Western.  After further review and discussion, the Board of Trustees determined that Western's practices regarding brokerage and portfolio transactions were satisfactory.

(6)
Western's practices regarding conflicts of interest. In considering Western's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the substance and administration of Western's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that Western's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from Western as the Trustees believed to be reasonably necessary to evaluate the terms of the Proposed Agreement, and as assisted by the advice of the Trust's counsel, the Board of Trustees, including the Independent Trustees, approved the Proposed Agreement and voted to recommend it to the shareholders of the Fund for approval.
Conclusion
The Board of Trustees believes approval of the Proposed Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to the Fund.

ATTACHMENT A
INVESTMENT MANAGEMENT AGREEMENT TO BE SUPPLEMENTED

INSTRUCTIONS FOR SIGNING PROXIES
The following general rules for signing proxies may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy properly.

1.	INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy.

2.	JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy.

3.	ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

	Registration		Valid Signature

CORPORATE ACCOUNTS

	(1)	ABC Corp.	ABC Corp. John Doe, Treasurer

	(2)	ABC Corp.	John Doe, Treasurer

	(3)	ABC Corp. c/o John Doe	John Doe, Treasurer

	(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

PARTNERSHIP ACCOUNTS

	(1)	The ABC Partnership	Jane B. Smith, Partner

	(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS

	(1)	ABC Trust	Jane B. Doe, Trustee

	(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS

	(1)	John B. Smith, Cust. f/b/o	John B. Smith

	(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Leeward Investment Trust
Ultra Short Prime Fund
A series of the Leeward Investment Trust

Special Meeting of Shareholders on August [     ], 2017
Proxy Solicited on Behalf of the Board of Trustees
The undersigned hereby appoints Katherine M. Honey as proxy with full power of substitution to act for and vote on behalf of the undersigned all shares of the Ultra Short Prime Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on August [     ], 2017 or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated August [     ], 2017, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
The Board of Trustees recommends voting "FOR" the proposal with respect to the Fund. You may only complete this proxy with respect to the Fund if you were a shareholder of record of the Fund as of August [     ], 2017.
Proposal
To approve an Investment Advisory Agreement for the Ultra Short Prime Fund with Western Asset Management Company, the Fund's proposed investment advisor.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

THE PROXY IS AUTHORIZED IN HER DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
 [name / shares / account number]
In order to vote your shares, please sign and date this proxy and return it by mail using the envelope provided.  By returning this proxy, you authorize the proxy to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of approving the investment advisory agreement described.

Signature:	Signature (if shares held jointly):
By: ________________________________	By: ________________________________
Print Name: _________________________	Print Name: __________________________
Date: ______________________________	Date: _______________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owner, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.